                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-1444

                               VALUE EQUITY TRUST
                       --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                    Two International Place, Boston, MA 02110
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        2/28

Date of reporting period:       8/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Select 500 Fund

Semiannual Report to Shareholders

August 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Select 500 Fund	6-Month**	1-Year	3-Year	Life of Fund***
Class A(a)	19.43%	9.55%	-10.96%	-4.01%
Class B(a)	19.09%	8.72%	-11.61%	-4.74%
Class C(a)	19.06%	8.73%	-11.65%	-4.76%
S&P 500 Index+	20.88%	12.07%	-11.43%	-4.50%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

** Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/03	$ 10.00	$ 9.92	$ 9.93
2/28/03	$ 8.38	$ 8.33	$ 8.34
Distribution Information: Six Months: Income Dividends	$ .01	$ -	$ -

Class A Lipper Rankings* - Large Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	539	of	1,062	51

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Select 500 Fund - Class A(c) [] S&P 500 Index+

Comparative Results* (Adjusted for Sales Charge)
Scudder Select 500 Fund		1-Year	3-Year	Life of Fund***
Class A(c)	Growth of $10,000	$10,325	$6,652	$7,907
	Average annual total return	3.25%	-12.70%	-5.33%
Class B(c)	Growth of $10,000	$10,572	$6,766	$7,951
	Average annual total return	5.72%	-12.21%	-5.21%
Class C(c)	Growth of $10,000	$10,764	$6,828	$8,033
	Average annual total return	7.64%	-11.94%	-4.98%
S&P 500 Index+	Growth of $10,000	$11,207	$6,949	$8,224
	Average annual total return	12.07%	-11.43%	-4.50%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B, and C

* Returns and rankings during the 3-year and life of fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
*** The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.
a Returns shown for Class A, B and C shares for the periods prior to their inception on July 2, 2001 are derived from the historical performance of Class S shares of the Scudder Select 500 Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on July 2, 2001 are derived from the historical performance of Class S shares of the Scudder Select 500 Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
	6-Month**	1-Year	3-Year	Life of Fund***
Scudder Select 500 Fund - Class S	19.62%	9.92%	-10.72%	-3.75%
Scudder Select 500 Fund - Class AARP(a)	19.62%	9.92%	-10.74%	-3.77%
S&P 500 Index+	20.88%	12.07%	-11.43%	-4.50%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

** Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 8/31/03	$ 9.92	$ 9.92
2/28/03	$ 8.31	$ 8.30
Distribution Information: Six Months: Income Dividends	$ .02	$ .02

Class S Lipper Rankings* - Large Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	479	of	1,062	46
3-Year	195	of	809	25

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Select 500 Fund - Class S [] S&P 500 Index+

Comparative Results*
Scudder Select 500 Fund		1-Year	3-Year	Life of Fund***
Class S	Growth of $10,000	$10,992	$7,116	$8,488
	Average annual total return	9.92%	-10.72%	-3.75%
Class AARP(a)	Growth of $10,000	$10,992	$7,110	$8,482
	Average annual total return	9.92%	-10.74%	-3.77%
S&P 500 Index+	Growth of $10,000	$11,207	$6,949	$8,224
	Average annual total return	12.07%	-11.43%	-4.50%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

* Returns and rankings during the 3-year and life of fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
*** The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.
a Returns shown for Class AARP for periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Select 500 Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

In the following interview, Co-Lead Portfolio Managers Patrick Cannon and Peter Kuntz discuss Scudder Select 500 Fund's performance, strategy and the market environment during the six-month period ended August 31, 2003.

Q: How did the stock market perform during the reporting period?

A: Stocks in the United States performed very well over the past six months, providing a measure of relief to those who remained invested during the three-year bear market. However, the reporting period did not begin on such a positive note. During the early months of the calendar year, investors were paralyzed by uncertainty: the economy remained weak, corporate earnings were under pressure, oil prices had risen to more than $30 a barrel, and the threat of a war of unknown duration hung over the market. At its intraday low on March 12, 2003, the S&P 500 index touched 788, almost 90 points below its level at the start of the year.

Once the war in Iraq got under way and it appeared that the United States would win the main campaign, investors began to move money back into the market. News from the economic and earnings fronts also provided a boost to stock prices as the summer progressed. Although the employment picture remained weak, a variety of indicators began to signal that the economy was emerging from its torpor. At the same time, corporate earnings results showed a substantial rise from their year-ago levels. Market participants were further encouraged by the stimulus provided by the Federal Reserve (in the form of continued low interest rates) and by the federal government's fiscal policy (in the form of lower taxes and increased spending). The improved backdrop helped to encourage investors to put money back into stocks.

Q: What areas of the market led the rebound?

A: The rally was led by the higher-risk areas of the market, including growth stocks, small companies and stocks of companies with poor business fundamentals. This was a significant departure from the market environment of the previous three years in which many investors cashed out and sat on the sidelines. On a sector basis, the market was led by industries viewed as best able to benefit during an economic recovery. For example, technology stocks performed very well during the period. The sector had been hurt by reduced spending on technology equipment by corporations - which were tightening their belts to cope with the slow economy - but investors have since become more optimistic that stronger growth would lead to a revival in spending. Telecommunications services, basic materials (for example, chemicals, mining and paper) and consumer discretionary1 stocks - companies that could benefit from the stronger spending that would accompany a recovery - were among the market's top performers, as well. The weakest performance was delivered by sectors that are viewed as being more "defensive," in other words, areas that investors tend to favor when the economy is expected to be weak. These include consumer staples2, utilities and health care stocks.

1 Consumer discretionary products are non-necessities, such as home electronics, that are more sensitive to economic conditions.
2 Consumer staples companies are those that make products that consumers need to buy regardless of economic conditions, such as food and beverages.

Q: How did the fund perform in relation to its benchmark and its peer group?

A: Scudder Select 500 Fund returned 19.43% (Class A shares unadjusted for sales charge) for the six months ended August 31, 2003, though it finished slightly below the 20.88% return of its benchmark, the S&P 500 index. (Please see pages 3 through 5 for the performance of other share classes.)

Q: How does your investment process work?

A: Our process is designed to help the fund outperform the S&P 500 index over the long term. We seek to achieve this goal by looking for the 20% of stocks in the index most likely to underperform the index. Once we identify these stocks - which we strive to do by employing a quantitative model that focuses on important criteria such as valuation, momentum and earnings surprises - we take an underweight (or smaller) position in the company compared with the benchmark. For example, if our screens pick out a stock that is likely to underperform and it makes up 1% of the benchmark, we will invest less than 1% of the fund's assets in the stock.

Naturally, holding an underweight position in 20% of the stocks in the index means we have extra cash to invest. We don't actively look for companies to overweight. Rather, we allocate the excess cash in such a way as to keep the fund's risk profile and industry allocations in line with those of the benchmark. As a result, performance should be dictated almost entirely by the model's ability to identify stocks that will underperform and should not be affected significantly by other factors (such as sector allocations or our view on the economy).

Q: What were the key drivers of the fund's performance versus the index?

A: One of the reasons for the fund's slight under- performance was our avoidance of what we view as lower-quality stocks. By "low quality," we are referring to stocks of companies with negative earnings, poor fundamentals and limited business prospects. While this strategy should help performance over the longer term, the past six months were unusual in the sense that investors' quest for huge returns sent a flood of cash into the highest-risk stocks in the market. As a result, we saw a host of stocks in sectors such as technology and biotechnology post returns of 60%, 80%, even 100% and above. A decision to underweight even a handful of such stocks can have a negative impact on performance given their outsized returns. For example, during the most recent period, the fund was underweight in two technology stocks, Applied Materials and Advanced Micro Devices, which returned 67% and 105%, respectively. On the plus side, fund performance was helped by stock selection within utilities and our decision to underweight technology giant IBM, which underperformed.

We expect that a market environment in which investors turn their attention back to fundamentals will benefit the type of process we employ. In the meantime, we do not intend to take larger positions in lower-quality stocks in order to chase short-term performance trends.

Q: Any final thoughts for investors?

A: Yes. The stock market always presents us with ups and downs, and we were fortunate that the past five months finished squarely in the "up" column. As a result, investors who became frightened and exited the market late in 2002 or early in 2003 - locking in their losses in the process - have been unable to participate in the subsequent rebound. We urge investors to keep this in mind during the inevitable periods when the stock market does not perform as well as it did this past spring and summer. No matter what the market environment, however, we believe the best approach is to maintain a diversified portfolio and to remain focused on the long-term objectives of the fund rather than the short-term fluctuations of the markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2003

Asset Allocation	8/31/03	2/28/03

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	8/31/03	2/28/03

Financials	21%	20%
Information Technology	16%	16%
Health Care	13%	15%
Consumer Staples	12%	10%
Industrials	12%	11%
Consumer Discretionary	11%	12%
Energy	6%	6%
Telecommunications Services	4%	4%
Utilities	3%	3%
Other	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2003 (23.6% of Portfolio)
1. Wal-Mart Stores, Inc. Operator of discount stores	2.9%
2. Microsoft Corp. Developer of computer software	2.9%
3. General Electric Co. Industrial conglomerate	2.9%
4. ExxonMobil Corp. Explorer and producer of oil and gas	2.8%
5. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.6%
6. Citigroup, Inc. Provider of diversified financial services	2.4%
7. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.2%
8. American International Group, Inc. Provider of life insurance, financial services and asset management	1.7%
9. Johnson & Johnson Provider of health care products	1.7%
10. Cisco Systems, Inc. Developer of computer network products	1.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 97.7%
Consumer Discretionary 10.9%
Auto Components 0.2%
Dana Corp.	1,300	20,046
Genuine Parts Co.	2,000	64,040
Johnson Controls, Inc.	700	69,300
		153,386
Automobiles 0.5%
Ford Motor Co.	18,300	211,548
General Motors Corp.	2,000	82,200
Harley-Davidson, Inc.	2,300	114,586
		408,334
Hotels, Restaurants & Leisure 1.1%
Carnival Corp. "A"	4,200	145,278
International Game Technology	7,200	186,048
McDonald's Corp.	13,500	302,670
YUM! Brands, Inc.*	7,662	227,178
		861,174
Household Durables 0.3%
Tupperware Corp.	8,800	143,704
Whirlpool Corp.	1,900	132,202
		275,906
Internet & Catalog Retail 0.5%
eBay, Inc.*	7,000	387,660
Leisure Equipment & Products 0.4%
Brunswick Corp.	5,600	151,088
Eastman Kodak Co.	4,013	111,922
Mattel, Inc.	2,100	40,572
		303,582
Media 4.0%
AOL Time Warner, Inc.*	27,804	454,873
Clear Channel Communications, Inc.	6,168	278,300
Comcast Corp. "A"*	22,071	656,612
Gannett Co., Inc.	4,147	325,208
McGraw-Hill, Inc.	3,647	222,467
Monster Worldwide, Inc.*	8,000	218,560
Omnicom Group, Inc.	200	15,620
Tribune Co.	3,694	170,848
Viacom, Inc. "B"	11,220	504,900
Walt Disney Co.	15,324	314,142
		3,161,530
Multiline Retail 1.0%
Family Dollar Stores, Inc.	5,200	208,624
Federated Department Stores, Inc.	5,520	241,224
Sears, Roebuck & Co.	7,018	308,932
		758,780
Specialty Retail 2.5%
AutoZone, Inc.*	1,831	168,086
Bed Bath & Beyond, Inc.*	3,039	130,768
Best Buy Co., Inc.*	5,900	306,859
Home Depot, Inc.	22,780	732,605
Lowe's Companies, Inc.	3,415	187,347
Sherwin-Williams Co.	5,676	170,734
The Gap, Inc.	7,673	160,289
Tiffany & Co.	4,400	171,248
		2,027,936
Textiles, Apparel & Luxury Goods 0.4%
NIKE, Inc. "B"	4,968	283,077
Consumer Staples 11.6%
Beverages 2.7%
Anheuser-Busch Companies, Inc.	8,060	415,413
PepsiCo, Inc.	16,097	716,960
The Coca-Cola Co.	23,579	1,026,158
		2,158,531
Food & Drug Retailing 4.2%
Albertsons, Inc.	400	8,408
Costco Wholesale Corp.*	1,800	57,762
CVS Corp.	8,147	265,592
Kroger Co.*	11,262	216,343
Safeway, Inc.*	10,644	259,820
Sysco Corp.	4,100	128,986
Walgreen Co.	3,452	112,432
Wal-Mart Stores, Inc.	39,528	2,338,872
		3,388,215
Food Products 1.0%
General Mills, Inc.	4,626	214,461
H.J. Heinz Co.	3,558	115,137
Hershey Foods Corp.	2,363	165,174
Kellogg Co.	3,321	111,353
William Wrigley Jr. Co.	4,145	219,892
		826,017
Household Products 2.4%
Clorox Co.	3,086	132,235
Colgate-Palmolive Co.	5,444	300,945
Kimberly-Clark Corp.	7,354	375,863
Procter & Gamble Co.	12,359	1,078,817
		1,887,860
Personal Products 0.4%
Avon Products, Inc.	2,471	158,391
Gillette Co.	4,000	129,840
		288,231
Tobacco 0.9%
Altria Group, Inc.	15,995	659,314
R.J. Reynolds Tobacco Holdings, Inc.	2,555	87,253
		746,567
Energy 5.9%
Energy Equipment & Services 0.8%
Baker Hughes, Inc.	400	13,384
Halliburton Co.	3,809	92,102
Nabors Industries Ltd.*	3,189	128,038
Schlumberger Ltd.	8,200	405,982
		639,506
Oil & Gas 5.1%
Anadarko Petroleum Corp.	3,041	132,284
Apache Corp.	2,343	161,620
Ashland, Inc.	5,200	171,912
ChevronTexaco Corp.	10,910	795,012
ConocoPhillips	8,005	446,999
Devon Energy Corp.	2,971	153,749
Exxon Mobil Corp.	58,105	2,190,558
Kerr-McGee Corp.	829	36,435
		4,088,569
Financials 20.8%
Banks 7.5%
Bank of America Corp.	14,309	1,133,988
Bank of New York Co., Inc.	700	20,594
BB&T Corp.	3,497	127,710
FleetBoston Financial Corp.	12,612	373,189
Golden West Financial Corp.	1,955	168,658
J.P. Morgan Chase & Co.	19,979	683,681
KeyCorp.	5,147	140,153
Marshall & Ilsley Corp.	3,000	93,000
Mellon Financial Corp.	4,000	125,400
National City Corp.	6,357	201,390
PNC Financial Services Group	4,700	223,720
Regions Financial Corp.	6,200	218,612
SunTrust Banks, Inc.	4,873	297,887
US Bancorp.	13,069	312,349
Wachovia Corp.	12,051	507,950
Washington Mutual, Inc.	8,529	332,460
Wells Fargo & Co.	17,191	861,957
Zions Bancorp.	3,584	199,629
		6,022,327
Diversified Financials 7.8%
American Express Co.	12,880	580,244
Bear Stearns Companies, Inc.	400	27,992
Capital One Finance Corp.	3,200	170,880
Citigroup, Inc.	44,253	1,918,367
Fannie Mae	9,409	609,609
Franklin Resources, Inc.	5,700	246,183
Freddie Mac	6,931	368,383
Goldman Sachs Group, Inc.	5,100	451,299
Janus Capital Group, Inc.	8,600	148,522
Lehman Brothers Holdings, Inc.	3,468	227,952
MBNA Corp.	8,100	189,054
Merrill Lynch & Co., Inc.	9,707	522,042
Moody's Corp.	2,900	150,394
Morgan Stanley	3,200	156,128
SLM Corp.	4,935	198,288
State Street Corp.	6,200	272,490
		6,237,827
Insurance 5.1%
ACE Ltd.	5,610	180,642
AFLAC, Inc.	3,450	110,435
Allstate Corp.	5,557	198,663
American International Group, Inc.	23,433	1,395,904
Aon Corp.	5,144	114,197
Hartford Financial Services Group, Inc.	3,300	175,626
John Hancock Financial Services, Inc.	6,741	205,803
Lincoln National Corp.	3,400	120,428
Loews Corp.	3,300	135,828
Marsh & McLennan Companies, Inc.	2,900	145,000
MBIA, Inc.	1,500	84,690
MetLife, Inc.	4,220	119,932
MGIC Investment Corp.	2,150	121,196
Principal Financial Group, Inc.	4,068	127,979
Progressive Corp.	1,029	72,791
Prudential Financial, Inc.	8,807	320,663
St. Paul Companies, Inc.	4,115	143,037
Travelers Property Casualty Corp. "B"	5,800	89,842
UnumProvident Corp.	2,700	38,070
XL Capital Ltd. "A"	2,058	155,893
		4,056,619
Real Estate 0.4%
Apartment Investment & Management Co. (REIT)	700	26,985
Equity Office Properties Trust (REIT)	2,573	71,581
Plum Creek Timber Co., Inc. (REIT)	7,300	190,895
		289,461
Health Care 13.0%
Biotechnology 1.2%
Amgen, Inc.*	10,688	704,339
Biogen, Inc.*	1,200	47,352
Chiron Corp.*	3,397	172,636
		924,327
Health Care Equipment & Supplies 1.5%
Becton, Dickinson and Co.	600	21,924
Boston Scientific Corp.*	2,881	173,148
C.R. Bard, Inc.	1,442	96,614
Guidant Corp.	3,000	150,600
Medtronic, Inc.	13,296	659,215
Zimmer Holdings, Inc.*	1,832	94,788
		1,196,289
Health Care Providers & Services 1.6%
Aetna, Inc.	2,471	140,847
Anthem, Inc.*	824	60,317
Cardinal Health, Inc.	1,151	65,527
HCA, Inc.	58	2,203
McKesson Corp.	7,000	229,180
Medco Health Solutions, Inc.*	2,213	59,087
Quest Diagnostics, Inc.*	3,200	192,000
Tenet Healthcare Corp.*	7,425	119,171
UnitedHealth Group, Inc.	6,462	319,417
WellPoint Health Networks, Inc.*	1,434	111,852
		1,299,601
Pharmaceuticals 8.7%
Abbott Laboratories	14,604	588,541
Allergan, Inc.	500	39,730
Bristol-Myers Squibb Co.	15,211	385,903
Eli Lilly & Co.	8,644	575,085
Forest Laboratories, Inc.*	1,400	65,800
Johnson & Johnson	28,037	1,390,074
King Pharmaceuticals, Inc.*	1,973	27,721
Merck & Co., Inc.	18,350	923,372
Pfizer, Inc.	69,766	2,087,399
Schering-Plough Corp.	17,819	270,671
Watson Pharmaceuticals, Inc.*	1,407	57,828
Wyeth	12,900	552,765
		6,964,889
Industrials 11.6%
Aerospace & Defense 1.6%
Boeing Co.	2,575	96,279
General Dynamics Corp.	1,400	120,554
Goodrich Corp.	7,994	208,084
Lockheed Martin Corp.	3,400	174,182
Northrop Grumman Corp.	2,400	229,152
Raytheon Co.	4,100	131,446
Rockwell Collins, Inc.	1,647	44,551
United Technologies Corp.	3,602	289,061
		1,293,309
Air Freight & Logistics 1.2%
FedEx Corp.	3,352	224,919
United Parcel Service, Inc. "B"	11,313	710,004
		934,923
Airlines 0.2%
Southwest Airlines Co.	8,200	140,138
Building Products 0.2%
American Standard Companies, Inc.*	1,439	115,394
Masco Corp.	2,600	64,454
		179,848
Commercial Services & Supplies 0.9%
Allied Waste Industries, Inc.*	7,000	77,420
Cendant Corp.*	6,600	118,668
Deluxe Corp.	1,600	68,320
H&R Block, Inc.	3,952	174,283
Pitney Bowes, Inc.	5,900	230,100
Waste Management, Inc.	2,100	55,881
		724,672
Construction & Engineering 0.2%
Fluor Corp.	4,492	165,485
Electrical Equipment 0.8%
American Power Conversion Corp.	7,204	129,096
Cooper Industries, Inc. "A"	2,676	136,182
Emerson Electric Co.	1,323	73,770
Rockwell Automation, Inc.	5,249	142,878
Thomas & Betts Corp.*	9,700	165,676
		647,602
Industrial Conglomerates 4.1%
3M Co.	4,392	625,728
General Electric Co.	76,958	2,275,648
Textron, Inc.	3,400	153,000
Tyco International Ltd.	8,900	183,162
		3,237,538
Machinery 2.0%
Caterpillar, Inc.	4,800	344,784
Danaher Corp.	3,500	270,375
Deere & Co.	4,800	271,248
Dover Corp.	3,800	144,476
Eaton Corp.	2,042	191,213
Ingersoll-Rand Co. "A"	2,500	148,800
ITT Industries, Inc.	1,616	105,169
Navistar International Corp.*	3,200	143,136
		1,619,201
Road & Rail 0.4%
Union Pacific Corp.	4,671	284,651
Information Technology 15.6%
Communications Equipment 1.9%
Cisco Systems, Inc.*	60,544	1,159,417
Comverse Technologies, Inc.*	11,400	187,986
Corning, Inc.*	15,500	127,875
QUALCOMM, Inc.	96	3,963
		1,479,241
Computers & Peripherals 3.7%
Apple Computer, Inc.*	7,400	167,462
Dell, Inc.*	25,729	839,537
EMC Corp.*	18,500	235,875
Hewlett-Packard Co.	30,755	612,640
International Business Machines Corp.	10,738	880,623
Lexmark International, Inc.	3,568	239,199
		2,975,336
Electronic Equipment & Instruments 0.5%
PerkinElmer, Inc.	6,073	100,447
Symbol Technologies, Inc.	10,200	138,108
Tektronix, Inc.	2,700	63,828
Waters Corp.*	3,894	118,767
		421,150
Internet Software & Services 0.2%
Yahoo! Inc.,*	4,400	146,960
IT Consulting & Services 0.9%
Computer Sciences Corp.*	4,500	191,565
Concord EFS, Inc.*	4,100	56,785
Electronic Data Systems Corp.	6,700	146,261
First Data Corp.	3,668	140,851
SunGard Data Systems, Inc.*	6,800	191,760
		727,222
Semiconductor Equipment & Products 3.5%
Altera Corp.*	11,100	249,084
Applied Materials, Inc.*	3,581	77,350
Broadcom Corp. "A"*	7,200	196,704
Intel Corp.	61,164	1,750,514
KLA-Tencor Corp.*	2,100	124,656
National Semiconductor Corp.*	3,800	110,732
PMC Sierra, Inc.*	500	7,130
QLogic Corp.*	1,000	49,020
Texas Instruments, Inc.	5,692	135,754
Xilinx, Inc.*	3,500	107,940
		2,808,884
Software 4.9%
Autodesk, Inc.	9,500	170,050
Computer Associates International, Inc.	10,783	276,368
Electronic Arts, Inc.*	3,100	278,225
Microsoft Corp.	85,916	2,278,493
Oracle Corp.*	43,690	558,358
PeopleSoft, Inc.*	3,100	56,110
VERITAS Software Corp.*	8,400	289,632
		3,907,236
Materials 1.6%
Chemicals 0.9%
Dow Chemical Co.	2,610	90,123
E.I. du Pont de Nemours & Co.	6,709	300,161
Ecolab, Inc.	1,442	37,189
International Flavors & Fragrances, Inc.	1,337	42,116
Monsanto Co.	8,499	218,509
		688,098
Construction Materials 0.0%
Vulcan Materials Co.	600	24,846
Containers & Packaging 0.2%
Sealed Air Corp.*	3,092	150,456
Metals & Mining 0.5%
Alcoa, Inc.	900	25,704
Freeport-McMoRan Copper & Gold, Inc. "B"	7,294	218,820
Newmont Mining Corp.	3,326	130,579
United States Steel Corp.	1,700	31,297
		406,400
Telecommunication Services 3.9%
Diversified Telecommunication Services 3.5%
AT&T Corp.	12,507	278,906
BellSouth Corp.	19,509	491,627
CenturyTel, Inc.	5,200	180,752
SBC Communications, Inc.	33,723	758,430
Sprint Corp.	6,925	102,282
Verizon Communications, Inc.	26,731	944,139
		2,756,136
Wireless Telecommunication Services 0.4%
AT&T Wireless Services, Inc.*	24,100	207,742
Nextel Communications, Inc. "A"*	6,359	122,602
		330,344
Utilities 2.8%
Electric Utilities 2.4%
Allegheny Energy, Inc.*	15,800	146,466
Ameren Corp.	2,263	96,177
American Electric Power Co.	7,592	214,930
Constellation Energy Group, Inc.	3,705	134,825
Dominion Resources, Inc.	3,086	186,950
Exelon Corp.	3,292	193,899
FirstEnergy Corp.	2,471	72,301
FPL Group, Inc.	1,442	89,202
PG&E Corp.*	6,323	140,181
PPL Corp.	2,984	118,375
Public Service Enterprise Group, Inc.	2,881	121,982
Southern Co.	6,278	178,170
TXU Corp.	4,700	103,400
Xcel Energy, Inc.	6,600	96,690
		1,893,548
Gas Utilities 0.2%
KeySpan Corp.	2,100	70,875
Kinder Morgan, Inc.	2,365	125,936
		196,811
Multi-Utilities 0.2%
Duke Energy Corp.	8,400	143,472
Total Common Stocks (Cost $69,358,094)		77,919,708

	Principal Amount ($)	Value ($)

US Treasury Obligations 0.3%
US Treasury Bill, 0.87%**, 10/16/2003 (b) (Cost $234,748)	235,000	234,731

	Shares	Value ($)

Cash Equivalents 2.0%
Scudder Cash Management QP Trust 1.09% (c) (Cost $1,577,441)	1,577,441	1,577,441
Total Investment Portfolio - 100.0% (Cost $71,170,283) (a)		79,731,880

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $73,574,974. At August 31, 2003, net unrealized appreciation for all securities based on tax cost was $6,156,906. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,687,598 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,530,692.
(b) At August 31, 2003, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At August 31, 2003, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
S&P 500 EMINI	9/19/2003	26	1,278,014	1,310,010	31,996
S&P 500	9/18/2003	2	497,287	503,850	6,563
Total net unrealized appreciation on open futures contracts purchased					$ 38,559

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2003 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $69,592,842)	78,154,439
Investment in Scudder Cash Management QP Trust (cost $1,577,441)	1,577,441
Total investments in securities, at value (cost $71,170,283)	79,731,880
Dividends receivable	128,398
Receivable for Fund shares sold	255,990
Receivable for daily variation margin on open futures contracts	11,695
Total assets	80,127,963
Liabilities
Payable for Fund shares redeemed	110,346
Accrued management fee	33,695
Other accrued expenses and payables	40,086
Total liabilities	184,127
Net assets, at value	$ 79,943,836
Net Assets
Net assets consist of: Undistributed net investment income	212,626
Net unrealized appreciation (depreciation) on: Investments	8,561,597
Futures	38,559
Accumulated net realized gain (loss)	(16,192,945)
Paid-in capital	87,323,999
Net assets, at value	$ 79,943,836

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($17,930,023 / 1,792,228 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.00
Maximum offering price per share (100 / 94.25 of $10.00)	$ 10.61
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($15,683,220 / 1,581,641 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.92
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($5,252,013 / 528,925 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares shares authorized)
$ 9.93
Maximum offering price per share (100 / 99 of $9.93)	$ 10.03
Class AARP Net Asset Value, offering and redemption price per share ($4,580,834 / 461,811 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.92
Class S Net Asset Value, offering and redemption price per share ($36,497,746 / 3,680,701 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.92

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended August 31, 2003 (Unaudited)
Investment Income
Income: Dividends	$ 597,013
Interest	693
Interest - Scudder Cash Management QP Trust	13,783
Total Income	611,489
Expenses: Management fee	175,370
Administrative fee	95,705
Distribution service fees	106,073
Trustees' fees and expenses	4,858
Total expenses	382,006
Net investment income (loss)	229,483
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	26,580
Futures	413,272
439,852
Net unrealized appreciation (depreciation) during the period on: Investments	10,993,008
Futures	47,258
11,040,266
Net gain (loss) on investment transactions	11,480,118
Net increase (decrease) in net assets resulting from operations	$ 11,709,601

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended August 31, 2003 (Unaudited)	Year Ended February 28, 2003
Operations: Net investment income (loss)	$ 229,483	$ 410,844
Net realized gain (loss) on investment transactions	439,852	(12,929,022)
Net unrealized appreciation (depreciation) on investment transactions during the period	11,040,266	(2,480,822)
Net increase (decrease) in net assets resulting from operations	11,709,601	(14,999,000)
Distributions to shareholders from: Net investment income: Class A	(12,789)	(43,800)
Class B	-	(17,015)
Class C	-	(6,380)
Class AARP	(8,159)	(26,497)
Class S	(72,729)	(277,976)
Fund share transactions: Proceeds from shares sold	28,868,833	43,342,243
Reinvestment of distributions	91,074	356,687
Cost of shares redeemed	(10,615,699)	(31,566,573)
Net increase (decrease) in net assets from Fund share transactions	18,344,208	12,132,357
Increase (decrease) in net assets	29,960,132	(3,238,311)
Net assets at beginning of period	49,983,704	53,222,015
Net assets at end of period (including undistributed net investment income of $212,626 and $76,820, respectively)	$ 79,943,836	$ 49,983,704

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended February 28,	2003[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.38	$ 11.04	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.07	.03
Net realized and unrealized gain (loss) on investment transactions	1.60	(2.68)	(1.10)
Total from investment operations	1.63	(2.61)	(1.07)
Less distributions from: Net investment income	(.01)	(.05)	(.04)
Net asset value, end of period	$ 10.00	$ 8.38	$ 11.04
Total Return (%)[d]	19.43**	(23.65)	(8.84)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	7	3
Ratio of expenses (%)	1.02*	1.01	1.05*
Ratio of net investment income (loss) (%)	.72*	.77	.49*
Portfolio turnover rate (%)	86*	171	67
[a] For the six months ended August 31, 2003 (Unaudited).
[b] For the period from July 2, 2001 (commencement of sales of Class A shares) to February 28, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended February 28,	2003[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.33	$ 11.02	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)***	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.59	(2.66)	(1.11)
Total from investment operations	1.59	(2.67)	(1.13)
Less distributions from: Net investment income	-	(.02)	-
Net asset value, end of period	$ 9.92	$ 8.33	$ 11.02
Total Return (%)[d]	19.09**	(24.28)	(9.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	7	7
Ratio of expenses (%)	1.83*	1.82	1.85*
Ratio of net investment income (loss) (%)	(.09)*	(.04)	(.31)*
Portfolio turnover rate (%)	86*	171	67
[a] For the six months ended August 31, 2003 (Unaudited).
[b] For the period from July 2, 2001 (commencement of sales of Class B shares) to February 28, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended February 28,	2003[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.34	$ 11.03	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)***	(.00)***	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.59	(2.67)	(1.10)
Total from investment operations	1.59	(2.67)	(1.12)
Less distributions from: Net investment income	-	(.02)	-
Net asset value, end of period	$ 9.93	$ 8.34	$ 11.03
Total Return (%)[d]	19.06**	(24.25)	(9.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3	1
Ratio of expenses (%)	1.80*	1.79	1.83*
Ratio of net investment income (loss) (%)	(.06)*	(.01)	(.29)*
Portfolio turnover rate (%)	86*	171	67
[a] For the six months ended August 31, 2003 (Unaudited).
[b] For the period from July 2, 2001 (commencement of sales of Class C shares) to February 28, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended February 28,	2003[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.31	$ 10.95	$ 12.03	$ 13.59
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.10	.08	.08
Net realized and unrealized gain (loss) on investment transactions	1.58	(2.66)	(1.10)	(1.60)
Total from investment operations	1.63	(2.56)	(1.02)	(1.52)
Less distributions from: Net investment income	(.02)	(.08)	(.06)	(.04)
Net asset value, end of period	$ 9.92	$ 8.31	$ 10.95	$ 12.03
Total Return (%)	19.62**	(23.45)	(8.47)[d]	(11.23)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3	3	1
Ratio of expenses before expense reductions (%)	.77*	.77	.77	.77*
Ratio of expenses after expense reductions (%)	.77*	.77	.76	.75*
Ratio of net investment income (loss) (%)	.97*	1.01	.62	.63*
Portfolio turnover rate (%)	86*	171	67	95
[a] For the six months ended August 31, 2003 (Unaudited).
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to February 28, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended February 28,	2003[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.30	$ 10.94	$ 12.03	$ 12.63	$ 12.00
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.10	.07	.06	.07
Net realized and unrealized gain (loss) on investment transactions	1.59	(2.66)	(1.10)	(.61)	.64
Total from investment operations	1.64	(2.56)	(1.03)	(.55)	.71
Less distributions from: Net investment income	(.02)	(.08)	(.06)	(.05)	(.06)
Tax return on capital	-	-	-	-	(.02)
Total distributions	(.02)	(.08)	(.06)	(.05)	(.08)
Net asset value, end of period	$ 9.92	$ 8.30	$ 10.94	$ 12.03	$ 12.63
Total Return (%)	19.62**	(23.38)	(8.55)[d]	(4.41)[d]	5.95d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	30	39	36	33
Ratio of expenses before expense reductions (%)	.77*	.77	.77	1.22[e]	1.99*
Ratio of expenses after expense reductions (%)	.77*	.77	.76	.76[e]	.75*
Ratio of net investment income (loss) (%)	.97*	1.01	.62	.46	.52*
Portfolio turnover rate (%)	86*	171	67	95	53*
[a] For the six months ended August 31, 2003 (Unaudited).
[b] For the period from May 17, 1999 (commencement of operations) to February 29, 2000.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
e The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.20% and .75%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Select 500 Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003 Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At February 28, 2003, the Fund had a net tax basis capital loss carryforward of approximately $12,196,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2007 ($133,000), February 29, 2008 ($552,000), February 28, 2009 ($156,000), February 28, 2010 ($1,770,000) and February 28, 2011 ($9,585,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through February 28, 2003, the Fund incurred approximately $1,768,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending February 28, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At February 28, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 76,820
Undistributed net long-term capital gains	-
Capital loss carryforwards	$ (12,196,000)
Unrealized appreciation (depreciation) on investments	$ (5,109,046)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended February 28,
	2003	2002
Distributions from ordinary income*	$ 371,668	$ 235,663

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended August 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $46,633,173 and $29,384,637, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of the first $500,000,000 of the Fund's average daily net assets, 0.475% of the next $500,000,000 of such net assets and 0.45% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended August 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.50% of the Fund's average daily net assets.

On January 31, 2003, Deutsche Bank AG completed the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Investments, N.A. ("NTI"), an indirect subsidiary of Northern Trust Corporation. Under this agreement, DeIM remained as investment advisor to the Fund until Board and shareholder approval of NTI as sub-advisor to the Fund. Effective April 25, 2003, NTI serves as sub-advisor to the Fund and is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.275%, 0.325%, 0.300%, 0.250% and 0.250% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended August 31, 2003, the Administrative Fee for the Fund was as follows:

Administrative Fee	Total Aggregated	Unpaid at August 31, 2003
Class A	$ 19,602	$ 4,099
Class B	22,250	4,321
Class C	6,698	1,323
Class AARP	4,752	939
Class S	42,403	7,876
	$ 95,705	$ 18,558

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Trustees of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended August 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2003
Class B	$ 51,380	$ 9,970
Class C	16,771	3,309
	$ 68,151	$ 13,279

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended August 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2003	Effective Rate
Class A	$ 16,672	$ 3,651.23%
Class B	16,053	2,322.23%
Class C	5,197	775.23%
	$ 37,922	$ 6,748

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended August 31, 2003 aggregated $7,208. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended August 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended August 31, 2003, the CDSC for the Fund's Class B and C shares was $12,035 and $4,770, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended August 31, 2003, pursuant to the Administrative Agreement, no custodian credits were applied to the Administrative Fee.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended August 31, 2003		Year Ended February 28, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,210,975	$ 11,025,605	1,381,234	$ 13,179,708
Class B	1,016,731	9,072,863	1,297,686	12,431,579
Class C	293,542	2,728,960	408,609	3,983,294
Class AARP	175,307	1,637,824	296,922	2,831,287
Class S	477,453	4,403,581	1,144,101	10,916,375
		$ 28,868,833		$ 43,342,243
Shares issued to shareholders in reinvestment of distributions
Class A	1,272	$ 12,410	4,514	$ 40,306
Class B	-	-	1,770	15,737
Class C	-	-	656	5,843
Class AARP	834	8,064	2,906	26,109
Class S	7,301	70,600	29,839	268,692
		$ 91,074		$ 356,687
Shares redeemed
Class A	(256,483)	$ (2,407,503)	(863,559)	$ (7,829,119)
Class B	(283,047)	(2,635,658)	(1,112,563)	(10,213,273)
Class C	(168,735)	(1,550,290)	(113,281)	(1,016,511)
Class AARP	(70,140)	(647,018)	(187,173)	(1,734,875)
Class S	(366,442)	(3,375,230)	(1,140,140)	(10,772,795)
		$ (10,615,699)		$ (31,566,573)
Net increase (decrease)
Class A	955,764	$ 8,630,512	522,189	$ 5,390,895
Class B	733,684	6,437,205	186,893	2,234,043
Class C	124,807	1,178,670	295,984	2,972,626
Class AARP	106,001	998,870	112,655	1,122,521
Class S	118,312	1,098,951	33,800	412,272
		$ 18,344,208		$ 12,132,357

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	You can obtain a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities by calling toll free (800) 621-1048, by visiting scudder.com and using the search feature, enter Proxy Voting, or by visiting the SEC's website at www.sec.gov.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	OUTDX	OUTBX	OUTCX
CUSIP Number	920390-820	920390-812	920390-796
Fund Number	410	610	710

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	You can obtain a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities by calling your service representative, by visiting aarp.scudder.com or myScudder.com and using the search feature, enter Proxy Voting, or by visiting the SEC's website at www.sec.gov.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SSLFX	SSFFX
Fund Number	110	310

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. Investors may do so by filling out and returning the enclosed "opt-out" form. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Select 500 Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Select 500 Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               October 22, 2003
                                    ---------------------------